                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15

VKS SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February            [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you
received a proxy in April. The merger    DENNIS J. MCDONNELL AND DON G. POWELL
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.6 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates a modest 0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally have outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller increase in municipal yields meant that municipal bond prices did not fall as sharply as

                                                           Continued on page two

Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a "barbell" approach to credit quality, which means we invested in both the highest and lowest levels of the investment-grade rating spectrum. Investing at both ends of the rating spectrum helps to balance the portfolio's volatility to interest rate movements. AAA-rated securities typically have tended to perform better when interest rates are declining and provide the potential for safety of principal. They are extremely liquid because most are insured bonds. BBB-rated securities have tended to perform better when rates are rising, and they have the potential to provide additional income. As of April 30, 1997, approximately 49 percent of the Trust's long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group, and approximately 16 percent were rated AA or A. In addition, approximately 35 percent of long-term investments were rated BBB or below. BBB is the lowest rating Standard & Poor's assigns to bonds in the investment-grade category.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1997

AAA.............  48.7%
AA..............  14.7%
A...............   1.7%
BBB.............  28.6%
BB..............   5.3%
B...............   0.8%
Non Rated.......   0.2%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover during the period was moderate because market conditions offered few opportunities to add value over existing holdings. The average yields of bonds in the portfolio were higher than market yields, and spreads between the yields of AAA-rated bonds and lower-rated bonds were tight. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk associated with purchasing lower-rated securities.
    Activity focused on selling long-maturity, lower-yielding securities in order to purchase short- and intermediate-term higher-yielding bonds. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.

                                                         Continued on page three

    We continued to maintain the Trust's heavy concentrations in health-care, general purpose, and single-family housing sectors. The health-care sector has improved financially as facilities focus on keeping expenses under control, serving the requirements of managed care organizations, and competing with one another in order to expand their market share. General purpose bonds have benefited from the improved balance sheets of most states, and single-family housing bonds have been underpinned by strong retail demand and a tendency to perform well when interest rates rise.
    We shortened the duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's portfolio duration stood at 6.61 years compared to 8.10 years for the Lehman Brothers Municipal Bond Index benchmark.

[DIVIDEND HISTORY GRAPH]
SIX-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED APRIL 30, 1997

                                Distribution
                                  per Share
                                ---------------
Nov. 1996...................       $.0650
Dec. 1996...................       $.0650
Jan. 1997...................       $.0650
Feb. 1997...................       $.0650
Mar. 1997...................       $.0650
Apr. 1997...................       $.0650

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions:

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Strategic Sector Municipal Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 4.41 percent(1). The Trust offered a tax-exempt distribution rate of 6.57 percent(3), based on the closing common stock price of $11.875 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.27 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 12.2 percent discount to its net asset value of $13.53.

                                                          continued on page four

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

   Health Care....................... 27.2%
   General Purpose................... 16.6%
   Utilities......................... 16.3%
   Housing........................... 13.8%
   Education.........................  8.7%

   *As a Percentage of Long-Term
   Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[sig]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[sig]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

          VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VKS)

COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    4.41%
Six-month total return based on NAV(2).....................    1.90%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.57%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................   10.27%

SHARE VALUATIONS

Net asset value............................................  $ 13.53
Closing common stock price.................................  $11.875
Six-month high common stock price (03/04/97)...............  $12.375
Six-month low common stock price (04/14/97)................  $11.250
Preferred share (Series A) rate(5).........................    3.62%
Preferred share (Series B) rate(5).........................    3.61%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  1.9%
$ 5,000   Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
          Ser A (AMBAC Insd)............................      5.000%   08/15/15  $  4,583,900
                                                                                 ------------
          CALIFORNIA  15.4%
  3,330   Anaheim, CA Ctfs Partn Anaheim Mem Hosp Assn
          Rfdg (AMBAC Insd).............................      5.000    05/15/13     3,111,885
  3,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent...........................      5.450    10/01/13     2,866,680
  6,420   California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Co Ser B (MBIA Insd)...      6.350    06/01/09     6,811,556
  1,255   California Rural Home Mtg Fin Mtg Backed Secs
          Pgm Ser C (GNMA Collateralized) (b) (e).......  6.40/7.80    02/01/28     1,395,773
 10,000   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Insd Children's Hosp Rfdg (MBIA Insd)...      4.750    06/01/21     8,412,200
  2,000   Los Angeles Cnty, CA Pub Wks (FSA Insd).......      5.500    10/01/18     1,961,680
  2,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd).............................      5.125    12/01/23     1,787,340
  3,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd).........................................      6.000    06/01/08     3,214,500
  4,300   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd) (e)................      6.250    08/01/23     4,493,414
  3,500   San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd)..........................      5.000    08/01/28     3,118,500
                                                                                 ------------
                                                                                   37,173,528
                                                                                 ------------
          COLORADO 5.8%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E470 Proj Ser B...............................      7.000    08/31/26     1,070,640
  2,000   Colorado Hsg Fin Auth Multi-Family Hsg Insd
          Mtg Ser A.....................................      6.800    10/01/37     2,086,280
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1............................................      7.550    11/01/27     1,663,230
  4,880   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          F.............................................      8.625    06/01/25     5,469,748
  3,415   Denver, CO City & Cnty Arpt Rev Ser B.........      6.900    11/15/00     3,614,846
                                                                                 ------------
                                                                                   13,904,744
                                                                                 ------------
          CONNECTICUT  1.3%
  3,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A (c).....................................      6.400    09/01/11     3,098,610
                                                                                 ------------
          FLORIDA  0.1%
    340   Escambia Cnty, FL Hlth Fac Auth Rev...........      4.250    01/01/98       339,803
                                                                                 ------------
          GEORGIA  2.8%
  3,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser
          B.............................................      7.900    12/01/18     3,217,140
  1,425   Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
          (FGIC Insd)...................................      5.500    01/01/12     1,429,873
  2,000   Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg
          (FGIC Insd)...................................      5.500    01/01/12     1,990,880
                                                                                 ------------
                                                                                    6,637,893
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------

          ILLINOIS  5.8%
$ 2,060   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent..........................................      5.875%   09/01/06  $  2,087,563
  4,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A.................      7.875    11/01/25     4,846,230
  1,235   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84C.................      8.200    05/01/18     1,328,156
  5,450   Illinois Hlth Fac Auth Rev Westlake Cmnty
          Hosp..........................................      7.750    01/01/04     5,756,181
                                                                                 ------------
                                                                                   14,018,130
                                                                                 ------------
          INDIANA  2.8%
  3,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph
          Hosp & Hlth Cent Rfdg.........................      6.000    08/15/02     3,036,210
  2,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph
          Hosp & Hlth Cent Rfdg.........................      6.250    08/15/05     2,082,940
    990   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg..........................       5.900    03/01/01     1,000,108
    540   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg...........................      6.000    03/01/02       546,032
                                                                                 ------------
                                                                                    6,665,290
                                                                                 ------------
          IOWA  2.2%
  5,000   Muscatine, IA Elec Rev Rfdg (AMBAC Insd)
          (e)...........................................      6.125    01/01/12     5,167,800
                                                                                 ------------
          KANSAS  2.2%
  5,000   Burlington, KS Pollutn Ctl Rev KS Gas & Elec
          Co Proj Rfdg (MBIA Insd)......................      7.000    06/01/31     5,407,300
                                                                                 ------------
          KENTUCKY  2.8%
  2,415   Kenton Cnty, KY Arpt Brd Rev (MBIA Insd)
          (d)...........................................      5.900    03/01/05     2,447,941
  4,020   Louisville, KY Hsg Assistance Corp Mtg Rev
          Carrousel Pptys Ser A Rfdg (FHA Gtd)..........      8.300    07/01/24     4,359,127
                                                                                 ------------
                                                                                    6,807,068
                                                                                 ------------
          LOUISIANA  1.0%
  2,250   Saint Charles Parish, LA Pollutn Ctl Rev LA
          Pwr & Lt Co Proj (FSA Insd)...................      7.500    06/01/21     2,461,995
                                                                                 ------------
          MARYLAND  6.8%
  4,435   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser.........      7.300    04/01/25     4,684,247
  6,325   Maryland St Hlth & Higher Edl Fac Auth Rev
          Greater Baltimore Med Cent Rfdg (FGIC Insd)...      5.000    07/01/13     5,927,474
  6,270   Maryland St Hlth & Higher Edl Fac Auth Rev
          Subn Hosp Rfdg (AMBAC Insd)...................      5.000    07/01/13     5,875,931
                                                                                 ------------
                                                                                   16,487,652
                                                                                 ------------
          MASSACHUSETTS  1.6%
  1,775   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser B Rfdg................................      6.750    07/01/05     1,909,030
  1,705   Massachusetts St Hlth & Edl Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee Insd)....      7.000    07/01/09     1,900,632
                                                                                 ------------
                                                                                    3,809,662
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------

          MICHIGAN  1.7%
$ 1,355   Flint, MI Hosp Bldg Auth Rev Hurley Med Cent
          Ser A Rfdg....................................      5.750%   07/01/03  $  1,349,322
  2,745   Michigan Muni Bond Auth Rev St Revolving Fd...      5.400    10/01/14     2,679,806
                                                                                 ------------
                                                                                    4,029,128
                                                                                 ------------
          MISSISSIPPI  2.0%
  2,000   Mississippi Home Corp Single Family Rev Mtg
          Ser C (GNMA Collateralized) (b)...............  5.50/7.60    06/01/29     2,235,420
  1,000   Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Collateralized) (b)...............  6.00/7.55    12/01/27     1,100,880
  1,335   Mississippi Home Corp Single Family Rev Ser D
          (GNMA Collateralized).........................      8.100    12/01/24     1,479,661
                                                                                 ------------
                                                                                    4,815,961
                                                                                 ------------
          MISSOURI  0.8%
    765   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          Lake of the Ozarks Genl Hosp..................      6.250    02/15/11       775,878
    995   Missouri St Hsg Dev Comm Mtg Rev Single Family
          Ln Ser A (GNMA Collateralized)................      7.200    09/01/26     1,079,097
                                                                                 ------------
                                                                                    1,854,975
                                                                                 ------------
          NEVADA  1.0%
  2,385   Nevada Hsg Div Single Family Pgm Ser E (FHA
          Gtd)..........................................      6.900    10/01/11     2,475,582
                                                                                 ------------
          NEW JERSEY  2.4%
    900   Camden Cnty, NJ Impt Auth Rev Hlth Care Dev
          Proj Cooper Hlth Sys..........................      4.300    02/15/98       899,739
  2,000   New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A..............      6.200    12/01/10     2,031,100
  2,500   New Jersey Econ Dev Auth Wtr Fac Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC Insd)....      6.875    11/01/34     2,723,725
                                                                                 ------------
                                                                                    5,654,564
                                                                                 ------------
          NEW YORK  11.9%
  1,615   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A (Prerefunded @ 06/15/99) (FGIC
          Insd).........................................      6.750    06/15/14     1,715,033
  4,915   New York City Ser B...........................      7.000    08/15/16     5,243,666
     85   New York City Ser B (Prerefunded @
          08/15/04).....................................      7.000    08/15/16        96,060
  1,140   New York City Ser B...........................      7.250    08/15/19     1,255,596
  1,380   New York City Ser B (Prerefunded @
          08/15/04).....................................      7.250    08/15/19     1,580,445
  5,665   New York City Ser C...........................      7.250    08/15/24     6,044,328
    300   New York City Ser C (Prerefunded @
          08/15/01).....................................      7.250    08/15/24       329,574
  2,000   New York City Ser G...........................      5.750    02/01/14     1,924,940
  4,355   New York St Dorm Auth Rev Court Fac Lease Ser
          A.............................................      5.500    05/15/10     4,205,580
    595   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Impt Ser B......................      7.625    08/15/17       652,227
  1,285   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Impt Ser B (Prerefunded @
          08/15/01).....................................      7.625    08/15/17     1,444,854
  4,350   Triborough Brdg & Tunl Auth NY Rev Genl Purp
          Ser A Rfdg....................................      5.000    01/01/12     4,080,518
                                                                                 ------------
                                                                                   28,572,821
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          OHIO  2.0%
$ 1,000   Akron, OH Ctfs Partn Akron Muni Baseball
          Stadium Proj (b)..............................    0/6.500%   12/01/07  $    770,850
  1,000   Delaware Cnty, OH Hlthcare Fac Rev Mtg Centrum
          at Willow Brook (FHA Gtd) (e).................      6.550    02/01/35     1,034,960
  2,045   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg..........................................      6.000    05/15/05     2,088,027
  1,000   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
          Ser C Rfdg & Impt.............................      6.000    05/15/06     1,030,260
                                                                                 ------------
                                                                                    4,924,097
                                                                                 ------------
          OKLAHOMA  1.1%
  2,750   Shawnee, OK Hosp Auth Hosp Rev MidAmerica
          Hlthcare Inc Rfdg.............................      6.125    10/01/14     2,698,795
                                                                                 ------------
          PENNSYLVANIA  12.3%
  1,000   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj Rfdg.........      6.100    07/15/20     1,003,040
  3,000   Butler Cnty, PA Hosp Auth Hosp Rev North Hills
          Passavant Hosp Ser A (Prerefunded @ 06/01/01)
          (FSA Insd)....................................      6.900    06/01/09     3,284,610
  3,000   Delaware Cnty, PA Auth Hlth Care Rev Mercy
          Hlth Corp Southeastn B........................      6.000    11/15/07     3,051,990
  2,000   Northeastern, PA Hosp & Edl Auth (AMBAC
          Insd).........................................      5.250    01/01/26     1,843,080
  6,000   Pennsylvania Intergovtl Coop Auth Spl Tax Rev
          City of Philadelphia Fdg Pgm (FGIC Insd)......      5.350    06/15/07     6,027,600
 10,000   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
          Insd).........................................      5.400    07/01/09     9,994,800
  4,325   Philadelphia, PA Hosps & Higher Ed Auth Fac
          Hosp Rev......................................      6.350    07/01/07     4,465,130
                                                                                 ------------
                                                                                   29,670,250
                                                                                 ------------
          TEXAS  4.3%
  3,000   Harris Cnty, TX Toll Rd Sr Lien Rfdg (AMBAC
          Insd).........................................      4.950    08/15/06     2,970,090
  2,000   Houston, TX Arpt Sys Rev Spl Fac Continental
          Airls.........................................      6.125    07/15/17     1,939,640
  3,190   San Antonio, TX Arpt Sys Rev Rfdg (AMBAC
          Insd).........................................      7.375    07/01/13     3,584,826
  1,880   Texas Hsg Agy Residential Dev Rev Mtg Ser D
          (GNMA Collateralized).........................      8.400    01/01/21     1,963,717
                                                                                 ------------
                                                                                   10,458,273
                                                                                 ------------
          UTAH  3.5%
  3,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)..............................      5.750    07/01/19     2,971,920
  3,000   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj..........................................      7.900    06/01/17     3,161,070
  2,285   Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          D2............................................      6.850    07/01/25     2,365,866
                                                                                 ------------
                                                                                    8,498,856
                                                                                 ------------
          WASHINGTON  2.0%
  2,030   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)...............          *    07/01/13       794,055
  3,380   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)...............          *    07/01/15     1,158,664
  3,000   Washington St Ser B...........................      5.500    05/01/18     2,961,390
                                                                                 ------------
                                                                                    4,914,109
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $222,937,988) (a)......................................................   235,130,786
SHORT-TERM INVESTMENTS  1.7%
  (Cost $4,219,206) (a)........................................................     4,219,206
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%....................................     1,905,238
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $241,255,230
                                                                                 ============

*Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $227,157,194; the aggregate gross unrealized appreciation is $12,437,255 and the aggregate gross unrealized depreciation is $354,820, resulting in net unrealized appreciation including open option and futures transactions of $12,082,435.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Private placement issue.

(d) Security purchased on a when issued or delayed deliver basis.

(e) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $222,937,988)
  (Note 1)..................................................    $235,130,786
Short-Term Investments (Cost $4,219,206) (Note 1)...........       4,219,206
Cash........................................................          59,024
Receivables:
  Interest..................................................       4,682,796
  Securities Sold...........................................         222,990
Unamortized Organizational Costs (Note 1)...................           5,820
Other.......................................................           4,132
                                                                ------------
      Total Assets..........................................     244,324,754
                                                                ------------
LIABILITIES:
Payables:
  Securities Purchased......................................       2,472,240
  Income Distributions--Common and Preferred Shares.........         176,614
  Investment Advisory Fee (Note 2)..........................         128,208
  Variation Margin on Futures (Note 4)......................          60,182
  Administrative Fee (Note 2)...............................          29,586
  Affiliates (Note 2).......................................           5,355
Accrued Expenses............................................         101,209
Deferred Compensation and Retirement Plans (Note 2).........          60,192
Options at Market Value (Net premiums paid of $14,243) (Note
  4)........................................................          35,938
                                                                ------------
      Total Liabilities.....................................       3,069,524
                                                                ------------
NET ASSETS..................................................    $241,255,230
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,900 issued with liquidation preference of
  $50,000 per share) (Note 5)...............................    $ 95,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................         108,067
Paid in Surplus.............................................     149,167,283
Net Unrealized Appreciation on Securities...................      12,082,435
Accumulated Undistributed Net Investment Income.............         667,705
Accumulated Net Realized Loss on Securities.................     (15,770,260)
                                                                ------------
      Net Assets Applicable to Common Shares................     146,255,230
                                                                ------------
NET ASSETS..................................................    $241,255,230
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($146,255,230 divided
  by 10,806,700 shares outstanding).........................    $      13.53
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 7,104,306
                                                              ------------
EXPENSES:
Investment Advisory Fee (Note 2)............................      782,927
Administrative Fee (Note 2).................................      180,675
Preferred Share Maintenance (Note 5)........................      128,600
Custody.....................................................       21,765
Trustees Fees and Expenses (Note 2).........................       12,809
Legal (Note 2)..............................................        7,915
Amortization of Organizational Costs (Note 1)...............        3,966
Other.......................................................       93,786
                                                              ------------
    Total Expenses..........................................    1,232,443
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 5,871,863
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $   444,385
  Options...................................................     (150,057)
  Futures...................................................       62,267
                                                              ------------
Net Realized Gain on Securities.............................      356,595
                                                              ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................   13,932,357
                                                              ------------
  End of the Period:
    Investments.............................................   12,192,798
    Options.................................................      (50,181)
    Futures.................................................      (60,182)
                                                              ------------
                                                               12,082,435
                                                              ------------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (1,849,922)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(1,493,327)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 4,378,536
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

               For the Six Months Ended April 30, 1997 and the
                   Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 5,871,863      $  12,061,348
Net Realized Gain/Loss on Securities....................        356,595         (1,677,218)
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.....................................     (1,849,922)           969,703
                                                           ------------       ------------
Change in Net Assets from Operations....................      4,378,536         11,353,833
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (4,214,293)        (8,536,845)
  Preferred Shares......................................     (1,620,567)        (3,395,189)
                                                           ------------       ------------
Total Distributions.....................................     (5,834,860)       (11,932,034)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (1,456,324)          (578,201)
NET ASSETS:
Beginning of the Period.................................    242,711,554        243,289,755
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $667,705 and $630,702,
  respectively).........................................   $241,255,230       $242,711,554
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                January 22, 1993
                                                                                 (Commencement
                                     Six Months       Year Ended October 31,     of Investment
                                       Ended        ---------------------------  Operations) to
                                   April 30, 1997    1996      1995      1994   October 31, 1993
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).....    $13.669       $13.722   $12.284   $15.253     $13.808
                                      -------       -------   -------   -------     -------
  Net Investment Income...........       .543         1.116     1.147     1.181        .803
  Net Realized and Unrealized
    Gain/Loss on Securities.......      (.138)        (.065)    1.507    (2.927)      1.329
                                      -------       -------   -------   -------     -------
Total from Investment
  Operations......................       .405         1.051     2.654    (1.746)      2.132
                                      -------       -------   -------   -------     -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...       .390          .790      .874      .938        .547
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......       .150          .314      .342      .244        .140
  Distributions from Net Realized
    Gain on Securities (Note 1):
    Paid to Common Shareholders...        -0-           -0-       -0-      .034         -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......        -0-           -0-       -0-      .007         -0-
                                      -------       -------   -------   -------     -------
Total Distributions...............       .540         1.104     1.216     1.223        .687
                                      -------       -------   -------   -------     -------
Net Asset Value, End of the
  Period..........................    $13.534       $13.669   $13.722   $12.284    $15.253
                                      =======       =======   =======   =======    =======
Market Price Per Share at End of
  the Period......................    $11.875       $11.750   $11.875   $10.750    $14.625
Total Investment Return at Market
  Price (b).......................      4.41%*        5.69%    18.79%   (20.83%)      8.26%*
Total Return at Net Asset
  Value (c).......................      1.90%*        5.58%    19.39%   (13.59%)     12.82%*
Net Assets at End of the Period
  (In millions)...................     $241.3        $242.7    $243.3    $227.7     $259.8
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..........................      1.68%         1.67%     1.77%     1.61%       1.49%
Ratio of Expenses to Average Net
  Assets..........................      1.02%         1.01%     1.06%      .99%       1.02%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............      5.80%         5.91%     6.14%     6.76%       5.97%
Portfolio Turnover................        16%*          24%       75%      165%        114%*

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.
* Non-Annualized
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

straight line basis over the 60 month period ending January 21, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $16,152,523 which will expire between October 31, 2002 and October 31, 2004. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open option positions.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $25,900 representing VKAC's cost of providing accounting and legal services to the Trust.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $37,456,439 and $42,300,211, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1997, were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1996...................       15      $(28,246)
Options Written and Purchased (Net)...............    1,897      (133,453)
Options Terminated in Closing Transactions
  (Net)...........................................     (199)      (41,927)
Options Expired (Net).............................   (1,013)      189,383
                                                     ------      --------
Outstanding at April 30, 1997.....................      700      $(14,243)
                                                     ======      ========

    The related futures contracts of the outstanding option transactions as of April 30, 1997, and the descriptions and market values are as follows:

                                                                     MARKET
                                               EXPIRATION MONTH/    VALUE OF
                                  CONTRACTS     EXERCISE PRICE       OPTIONS
------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  June 1997 Written Call
  (Current Notional Value of
  $109,281 per contract).........       100              Jun/110      $(46,875)
  June 1997 Written Put
  (Current Notional Value of
  $109,281 per contract).........       300              Jun/105        (4,688)
  June 1997 Purchased Put
  (Current Notional Value of
  $109,281 per contract).........       200              Jun/104         3,125
  June 1997 Purchased Put
  (Current Notional Value of
  $109,281 per contract).........       100              Jun/107        12,500
                                    -------                        -----------
                                        700                           $(35,938)
                                    -------                        ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended April 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996............................     -0-
Futures Opened.............................................     250
Futures Closed.............................................    (150)
                                                               ----
Outstanding at April 30, 1997..............................     100
                                                               ====

    The futures contracts outstanding as of April 30, 1997, and the description and unrealized depreciation are as follows:

                                                               UNREALIZED
                                                  CONTRACTS   DEPRECIATION
--------------------------------------------------------------------------
U.S. Treasury Bond Futures
  June 1997 - Sells to Open (Current Notional
  Value of $109,281 per contract)...............     100        $60,182
                                                     ---        -------

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,900 Auction Preferred Shares ("APS") in two series. Series A contains 1,000 shares while Series B contains 900 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At April 30, 1997, the average rate in effect was 3.615%. During the six months ended April 30, 1997, the rates ranged from 3.30% to 3.70%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

          VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

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